                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     Of the Securities Exchange Act of 1934
                                (Amendment No. 1)

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
     |_| Preliminary Proxy Statement
     |_| Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2)
     |X| Definitive Proxy Statement
     |_| Definitive Additional Materials
     |_| Soliciting Material Pursuant to ss.240.14a-11(c) or  ss.240.14a-12

                               ASTA FUNDING, INC.
   ___________________________________________________________________________
                (Name of Registrant as Specified in Its Charter)
  ____________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required.

|_|     Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

        (1)  Title of each class of securities to which transaction applies:
             ______________________________________________________________

        (2)  Aggregate number of securities to which transaction applies:
             ______________________________________________________________

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
             ______________________________________________________________

        (4)      Proposed maximum aggregate value of transaction:
             ______________________________________________________________

        (5)      Total fee paid:

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)      Amount Previously Paid:
                 ____________________________________________________________

        (2)      Form Schedule or Registration Statement No:
                 ____________________________________________________________

        (3)      Filing Party:
                 ____________________________________________________________

        (4)      Date Filed:
                 ____________________________________________________________

                               ASTA FUNDING, INC.
                               210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

Dear Stockholder:

   On behalf of the Board of Directors, you are cordially invited to attend the Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on September 29, 2004 at 11:00 a.m.

   The enclosed Notice of Meeting and the accompanying Proxy Statement describe the business to be conducted at the Meeting. I am also pleased to enclose a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended
June 30, 2004, and a copy of the Company's 2003 Annual Report on Form 10-K, which contains certain information regarding the Company and its financial results for the fiscal year ended September 30, 2003.

   It is important that your shares of Common Stock be represented and voted at the Meeting. Accordingly, regardless of whether you plan to attend the Meeting in person, please complete, date, sign and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States. Even if you return a signed proxy card, you may still attend the Meeting and vote your shares in person. Every stockholder's vote is important, whether you own a few shares or many.

   I look forward to seeing you at the Meeting.

                                     Sincerely,



                                     /s/ Gary Stern

                                     Gary Stern
                                     President and Chief Executive Officer




Dated: September 1, 2004

                               ASTA FUNDING, INC.
                               210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 29, 2004

   The Annual Meeting of Stockholders (the "Meeting") of Asta Funding, Inc. (the "Company") will be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey, on September 29, 2004 at 11:00 a.m. to consider and act upon the following:

   1. The election of eight directors.

   2. The transaction of such other business as may properly come before the Meeting or any adjournments or postponements thereof.

   Only holders of record of the Company's Common Stock, par value $.01 per share, at the close of business on August 19, 2004 will be entitled to vote at the Meeting. A complete list of those stockholders will be open to examination by any stockholder, for any purpose germane to the Meeting, during ordinary business hours at the Company's executive offices at 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632 for a period of ten days prior to the Meeting.

                                      BY ORDER OF THE BOARD OF DIRECTORS


                                      /s/ Mitchell Herman

                                      Mitchell Herman, Secretary


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, MANAGEMENT URGES YOU TO COMPLETE, DATE, SIGN AND MAIL THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE. YOU MAY REVOKE THE PROXY AT ANY TIME PRIOR TO ITS EXERCISE.



Dated: September 1, 2004

                               ASTA FUNDING, INC.
                               210 SYLVAN AVENUE
                       ENGLEWOOD CLIFFS, NEW JERSEY 07632

                            ------------------------

                         ANNUAL MEETING OF STOCKHOLDERS
                               SEPTEMBER 29, 2004

                            ------------------------

                                PROXY STATEMENT


   The enclosed proxy is solicited by the Board of Directors of Asta Funding, Inc. (the "Company") for use at the Annual Meeting of Stockholders to be held at the Radisson Hotel, 401 South Van Brunt Street, Englewood, New Jersey on September 29, 2004 at 11:00 a.m., and at any adjournments or postponements thereof (the "Meeting") for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. A stockholder giving a proxy has the right to revoke it by giving written notice of such revocation to the Secretary of the Company at any time before it is voted, by submitting to the Company a duly-executed, later-dated proxy or by voting the shares subject to such proxy by written ballot at the Meeting. The presence at the Meeting of a stockholder who has given a proxy does not revoke such proxy unless such stockholder files the aforementioned notice of revocation or votes by written ballot.

   This Proxy Statement and the enclosed form of proxy are first being mailed to stockholders on or about September 1, 2004. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the proxy. If a proxy is signed but no specification is given, the shares will be voted "FOR" Proposal 1 (to elect the Board of Directors' nominees to the Board of Directors).

   The solicitation of proxies may be made by directors, officers and regular employees of the Company or any of its subsidiaries by mail, telephone, facsimile or telegraph or in person without additional compensation payable with respect thereto. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxy-soliciting material to the beneficial owners of stock held of record by such persons, and the Company will reimburse them for reasonable out-of-pocket expenses incurred by them in so doing. All costs relating to the solicitation of proxies will be borne by the Company.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF


   Only holders of shares of the Company's Common Stock, par value $.01 per share ("Common Stock"), of record on the close of business on August 19, 2004 (the "Record Date"), are entitled to vote at the Meeting. On the Record Date, the Company had outstanding 13,428,594 shares of Common Stock. Each holder of Common Stock will have the right to one vote for each share standing in such holder's name on the books of the Company as of the close of business on the Record Date with respect to each of the matters considered at the Meeting. There are no cumulative voting rights with respect to the election of Directors. Holders of the Common Stock will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the Meeting.

   The presence in person or by proxy of the holders of shares entitled to cast a majority of the votes of all shares entitled to vote will constitute a quorum for purposes of conducting business at the Meeting. Assuming that a quorum is present, directors will be elected by a plurality of the votes cast. Stockholders vote at the Meeting by casting ballots (in person or by proxy), which are tabulated, by a person or persons appointed by the Board of Directors before the Meeting to serve as inspector or inspectors of election at the Meeting. For purposes of determining the votes cast with respect to the election of members of the Board of Directors, only those votes cast "for" are included. Pursuant to Delaware corporate law, abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present.

                        SECURITY OWNERSHIP OF MANAGEMENT

   The following table sets forth information as of August 10, 2004 with respect to beneficial ownership of the Company's Common Stock by (i) each director and executive officer, (ii) each person known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, and (iii) all directors and executive officers as a group. Unless otherwise indicated, the address of each such person is c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. All persons listed have sole voting and investment power with respect to their shares unless otherwise indicated.


                  NAME AND ADDRESS
                OF BENEFICIAL OWNER
                -------------------                     NUMBER     PERCENTAGE(1)
                                                       ---------   -------------
Arthur Stern ......................................      651,482(2)      4.8%
Gary Stern ........................................    1,336,558(3)      9.5%
Mitchell Herman ...................................      162,547(4)      1.2%
Herman Badillo ....................................       32,334(5)        *
909 Third Avenue
New York, New York 10022
Edward Celano .....................................       11,668(6)        *
2115 Scotch Gamble Road
Scotch Plains, New Jeresy
Harvey Leibowitz ..................................       72,002(7)        *
159 West 53rd Street, Apt 229
New York, New York 10019
David Slackman ....................................       11,668(8)        *
28 Markwood Lane
East Northport, NY 11731
Alan Rivera .......................................        5,668(9)        *
c/o Asta Funding, Inc.
210 Sylvan Ave
Englewood Cliffs, NJ 07632
Louis A. Piccolo ..................................        1,945(10)       *
211 East 53rd Street
New York, NY 10022
Asta Group, Incorporated ..........................      842,000(11)     6.3%
Barbara Marburger .................................      440,440(12)     3.3%
9 Locust Hollow Road
Monsey, New York 10952
Judith R. Feder ...................................    1,894,000(13)    14.1%
928 East 10th Street
Brooklyn, New York 11230
Stern Family Investors LLC ........................      716,000(14)     5.3%
GMS Family Investors LLC ..........................    1,162,000(15)     8.7%
All executive officers and directors as a group (9
  persons).........................................    2,285,872(16)    16.0%

---------------
*    Less than 1%
(1) Any shares of common stock that any person named above has the right to acquire within 60 days of August 10, 2004, are deemed to be outstanding for purposes of calculating the ownership percentage of such person, but are not deemed to be outstanding for purposes of calculating the beneficial ownership percentage of any other person.
(2) Includes 174,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of August 10, 2004, and 214,542 shares of common stock owned by Asta Group, Incorporated which shares are attributable to Arthur Stern based on his percentage ownership of Asta Group. Excludes 424,000 shares owned by Stern Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC and 2,000 shares owned by GMS Family Investors LLC which shares are attributable to Arthur Stern based on his percentage ownership of such LLC. Arthur Stern does not have voting or investment power with respect to any of the shares held by either LLC and disclaims beneficial ownership of the shares owned by the LLCs. Also excludes 22,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.

                                             (Footnotes continued on next page)

(Footnotes continued from previous page)
(3) Includes 584,000 shares of common stock issuable upon exercise of options that are exercisable within 60 days of August 10, 2004, and 196,656 shares of common stock owned by Gary Stern as custodian for his minor children and 285,522 shares of common stock owned by Asta Group, which shares are attributable to Gary Stern based on his percentage ownership of Asta Group. Excludes 1,400,000 shares owned by GMS Family Investors LLC which shares are attributable to Gary Stern based on his percentage ownership of such LLC. Gary Stern does not have voting or investment power with respect to any of the shares held by the LLC and disclaims beneficial ownership of the shares owned by the LLC. Also excludes 42,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004, and 196,656 shares of common stock held by one of his children who is no longer a minor and for which he disclaims beneficial ownership.
(4) Includes 12,000 shares of common stock owned by Mitchell Herman as custodian for his minor child. Excludes 62,003 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(5) Represents 32,334 shares of common stock issuable upon exercise of options that are exercisable within 60 days of August 10, 2004. Excludes 62,000 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(6) Represents 11,668 shares of common stock issuable upon exercise of options that are exercisable within 60 days of August 10, 2004. Excludes 38,666 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(7) Includes 64,002 shares of common stock issuable upon exercise of options exercisable within 60 days of August 10, 2004. Excludes 31,998 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(8) Represents 11,668 shares of common stock issuable upon exercise of options exercisable within 60 days of August 10, 2004. Excludes 36,666 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(9) Represents 5,668 shares of common stock issuable upon exercise of options exercisable within 60 days of August 10, 2004. Excludes 11,332 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(10) Represents 1,945 shares of common stock issuable upon exercise of options exercisable within 60 days of August 10, 2004. Excludes 3,888 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10, 2004.
(11) Asta Group, Incorporated is owned by Arthur Stern, our Chairman of the Board and an Executive Vice President, Gary Stern, our President and Chief Executive Officer, and other members of the Stern family, including Barbara Marburger.
(12) Includes 90,676 shares of common stock owned by Barbara Marburger as custodian for her minor child and 70,896 shares of common stock owned by Asta Group, which shares are attributable to Barbara Marburger based on her percentage ownership of Asta Group. Excludes shares of common stock held by her children who are no longer minors and for which she disclaims beneficial ownership. Barbara Marburger is the daughter of Arthur Stern and the sister of Gary Stern.
(13) Includes 16,000 shares owned directly, 716,000 shares owned by Stern Family Investors LLC and 1,162,000 shares owned by GMS Family Investors LLC. Ms. Feder is the manager of each LLC and as such has sole voting and investment power as to such shares.
(14) A limited liability company of which Judith R. Feder has sole voting and investment power. Arthur Stern has a 49.5% beneficial interest in the LLC, his wife, Alice Stern, has a 1% beneficial interest, and a trust for the benefit of the descendants of Arthur Stern, of which Judith R. Feder is trustee, has a 49.5% beneficial interest in the LLC.
(15) A limited liability company of which Judith R. Feder has sole voting and investment power. Gary Stern has a 79.46% beneficial interest in the LLC, trusts for the benefit of the children of Gary Stern of which Judith R. Feder is the trustee have a combined 20.43% beneficial interest (10.215% each), and Arthur Stern has a .11% beneficial interest in the LLC.
(16) Includes 885,285 shares of common stock issuable upon exercise of options that are exercisable within 60 days of August 10, 2004. Excludes 310,553 shares of common stock issuable upon exercise of options that are not exercisable within 60 days of August 10 2004, and the shares owned in the aggregate by Stern Family Investors LLC and GMS Family Investors LLC.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS


   In accordance with the Company's Certificate of Incorporation and Bylaws, the number of directors of the Company has been set by the Board of Directors at eight. At the Meeting, eight directors will be elected by the stockholders to serve until the next annual meeting of stockholders and until their successors are duly elected and qualified.

   All eight nominees named in this proxy statement are currently directors. For personal reasons, Mitchell Herman has resigned as Chief Financial Officer of the Company effective September 30, 2004, which is the end of the term of his Employment Agreement with the Company, and he will not be re-nominated to the Board of Directors for the upcoming year. Each person named herein as a nominee for director has consented to serve, and it is not contemplated that any nominee would be unable to serve, as a director. However, if a nominee is unable to serve as a director, a substitute will be selected by the Board of Directors and all proxies eligible to be voted for the Board of Directors' nominees will be voted for such other person.

   The current Board of Directors, based on the recommendation of our Nominating Committee, nominated the individuals named below for election to our Board of Directors, and background information on each of the nominees as of August 10, 2004 is set forth below:

NAME                                        AGE      POSITION
----                                        ---      --------

Arthur Stern..........................       83      Chairman of the Board and
                                                     Executive Vice President

Gary Stern............................       51      Director, President and
                                                     Chief Executive Officer

Herman Badillo (2)....................       75      Director

Edward Celano (1)(3)..................       65      Director

David Slackman (1) (2)(3).............       57      Director

Harvey Leibowitz (1)(2)(3)............       70      Director

Alan Rivera...........................       42      Director

Louis A. Piccolo......................       52      Director

---------------
(1)  Member of Audit Committee
(2)  Member of Compensation Committee
(3)  Member of Nominating Committee

   Arthur Stern has been a director and has served as Chairman of the Board of Directors of the Company since the Company's inception in July 1994. Since 1963, Mr. Stern has been President of Asta Group, Incorporated, a consumer finance company ("Group"). In such capacities, he has obtained substantial experience in distressed consumer credit analysis and receivables collections.

   Gary Stern has been a director and the President and Chief Executive Officer of the Company since the Company's inception in July 1994. Mr. Stern has been Vice President, Secretary, Treasurer and a director of Group since 1980 and held other positions with Group prior thereto. In such capacities, he has obtained experience in distressed consumer credit analysis and receivables collections.

   Herman Badillo has been a director of the Company since September 1995. He has been a member of Fischbein, Badillo, Wagner & Harding, a law firm located in New York City, for more than five years. He has formerly served as Special Counsel to the Mayor of New York City for Fiscal Oversight of Education and as a member of the Mayor's Advisory Committee on the Judiciary. Mr. Badillo served as a United States Congressman from 1971 to 1978 and Deputy Mayor of New York City from 1978 to 1979.

   Edward Celano has been a director of the Company since September 1995.
Mr. Celano has served as a consultant to Walters and Samuels, Incorporated since 2003. He was formally a consultant with M.R. Weiser & Co., from 2001 to 2003 and an Executive Vice President of Atlantic Bank from May 1996 to February 2001. Prior to May 1996, Mr. Celano was a Senior Vice President of NatWest Bank after having held different positions at the bank for over 20 years.

   Harvey Leibowitz has been a director of the Company since March 2000.
Mr. Leibowitz has served as a Senior Vice President of Sterling National Bank since June 1994. Prior to June 1994, Mr. Leibowitz was employed as a Senior Vice President and Vice President of several banks and financial institutions since 1963.

   David Slackman has been a director of the Company since May 2002.
Mr. Slackman has served as President, Manhattan Market -- New York of Commerce Bank since June 2001. Prior to June 2001, Mr. Slackman was an Executive Vice President of Atlantic Bank of New York from 1994 to 2001 and a Senior Vice President of the Dime Savings Bank from 1986 to 1994.

   Alan Rivera has been a director of the Company since February 2004.
Mr. Rivera has served as Chief Financial Officer and General Counsel of Millbrook Capital Management Inc. since September 1996. Prior to September 1996, Mr. Rivera was an Executive Vice President of Finance and Administration and General Counsel of the New York City Economic Development Corporation from 1994 to 1996.

   Louis A. Piccolo has been a director of the Company since June 2004.
Mr. Piccolo has served as President of A.L. Piccolo & Co., Inc since 1988. Prior to 1988, Mr. Piccolo was an Executive Vice President and Chief Financial Officer of Alfred Dunhill of London, Inc from 1983 to 1988, and held the same positions at Debenham's PLC, from 1981 to 1983. From 1977 to 1981, Mr. Piccolo was a senior accountant at KPMG Peat Marwick.

   Arthur Stern is the father of Gary Stern. There are no other family relationships among directors or officers of the Company.


                        BOARD ORGANIZATION AND MEETINGS


   Composition of the Board of Directors. Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors. Recently, Nasdaq adopted amendments to its definition of independence. Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee and the Nominating Committee. As noted below, the Board of Directors has determined that the members of the Audit Committee and the Nominating Committee satisfy all such definitions of independence. The Board of Directors has also determined that the following members of the Board satisfy the Nasdaq definition of independence: Herman Badillo, Edward Celano, Harvey Leibowitz, David Slackman, Alan Rivera and Louis A. Piccolo.

   During the fiscal year ended September 30, 2003, the Board of Directors held eight meetings and acted five times by unanimous consent, the Audit Committee held four meetings and the Compensation Committee held one meeting. During the 2003 fiscal year, each member of the Board of Directors that was a Board
Member during the last fiscal year attended at least 75% of all meetings of the Board of Directors and committees of the Board of Directors of which such director was a member. There are two standing committees of the Board of Directors, each of which is described below. The Company discontinued the Executive Committee during the last fiscal year.

   Compensation Committee. During the fiscal year ended September 30, 2003, the Compensation Committee consisted of Herman Badillo (the Chairman), David Slackman and Harvey Leibowitz. The Compensation Committee is empowered by the Board of Directors to review the executive compensation of the Company's officers and directors and to recommend any changes in compensation to the full Board of Directors.

   Audit Committee. The Audit Committee consists of Harvey Leibowitz (the Chairman), David Slackman and Edward Celano. The Audit Committee is empowered by the Board of Directors to, among other things: serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system; review and appraise the audit efforts of the Company's independent accountants; assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues; and provide an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors.

   The Audit Committee has selected Eisner LLP to serve as the Company's independent accountants during the current fiscal year. Eisner LLP served as the Company's independent accountants during the fiscal year ended
September 30, 2003. A representative of Eisner LLP is expected to be present at the Annual Meeting to make such statements as Eisner LLP may desire and will be available to answer appropriate questions from shareholders.

   Audit Committee Financial Expert. The Board of Directors has determined that Harvey Leibowitz is an "audit committee financial expert", as such term is defined by the SEC. As noted above, Mr. Leibowitz - as well as the other members of the Audit Committee - has been determined to be "independent" within the meaning of SEC and Nasdaq regulations.

   Audit Committee Charter. The Audit Committee performed its duties during fiscal 2003 under a written charter approved by the Board of Directors. The Audit Committee has reviewed the relevant requirements of the Sarbanes-Oxley Act, the proposed rules of the SEC and the proposed new listing standards of the Nasdaq Stock Market regarding audit committee policies. Although some of these rules and standards have not been finalized, the Board of Directors has adopted an amended charter to voluntarily implement certain of the proposed rules and standards. A copy of the Audit Committee Charter is attached hereto as Exhibit A. The Board of Directors and the Audit Committee intend to further amend this charter, if necessary, as rules and standards are finalized by the SEC and the Nasdaq Stock Market to reflect changes in the proposals or additional requirements.

   Independence of Audit Committee Members. The Company's Common Stock is listed on the Nasdaq National Market and Asta is governed by the listing standards applicable thereto. All members of the Audit Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace Rules and under the SEC's Rule 10A-3.

   Audit Committee Report. In connection with the preparation and filing of the Company's Annual Report on Form 10-K, for the fiscal year ended September 30, 2003:

      (1) The Audit Committee reviewed and discussed the audited financial statements with the Company's management.

      (2) The Audit Committee discussed with the Company's independent auditors the matters required to be discussed by SAS 61, as may be modified or supplemented.

      (3) The Audit Committee received and reviewed the written disclosures and the letter from the Company's independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and discussed with the Company's independent auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence.

   Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the 2003 Annual Report on Form 10-K.

                            Audit Committee Members:
                          Harvey Leibowitz (Chairman)
                                 David Slackman
                                 Edward Celano

   The foregoing report of the Audit Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.

   Audit Fees. The Company was billed $130,400 for the audit of the Company's annual financial statements for the year ended September 30, 2003 and for the review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed during fiscal 2003.

   Financial Information Systems Design Implementation Fees. The Company was not billed for and did not receive any professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) from the Company's principal accountant during the year ended September 30, 2003.

   All Other Fees. The Company was billed $96,977 for non-audit services from the Company's principal accountant during the year ended September 30, 2003. Such non-audit services were comprised of $76,300 in connection with the Company's registration statement filed in June 2003, and $20,677 in connection with due diligence services related to an acquisition not consummated.

   Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of non-audit services as described above is compatible with maintaining the independence of the Company's principal accountant.

   Of the time expended by the Company's principal accountant to audit the Company's financial statements for the fiscal year ended September 30, 2003, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.

   Nominating Committee. The Board of Directors recently established a Nominating Committee consisting of David Slackman (the Chairman), Edward Celano, Harvey Leibowitz. The Nominating Committee is empowered by the Board of Directors to, among other things, recommend to the Board of Directors qualified individuals to serve on the Company's Board of Directors and to identify the manner in which the Nominating Committee evaluates nominees recommended for the Board.

   Nominating Committee Charter. The Board of Directors has adopted a Nominating Committee charter to govern its Nominating Committee. A copy of the Nominating Committee's charter is attached hereto as Exhibit B.

   Independence of Nominating Committee Members. All members of the Nominating Committee of the Board of Directors have been determined to be "independent directors" pursuant to the definition contained in Rule 4200(a)(15) of the National Association of Securities Dealers' Marketplace rules.

   Procedures for Considering Nominations Made by Shareholders. The Nominating Committee's charter and guidelines developed by the Nominating Committee describe procedures for nominations to be submitted by shareholders and other third-parties, other than candidates who have previously served on the Board of Directors or who are recommended by the Board of Directors. The guidelines state that a nomination must be delivered to the Secretary of the Company at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the close of business on the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. The public announcement of an adjournment or postponement of an annual meeting will not commence a new time period (or extend any time period) for the giving of a notice as described above. The guidelines require a nomination notice to set forth as to each person whom the proponent proposes to nominate for election as a director: (a) all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director it elected) and (b) information that will enable the Nominating Committee to determine whether the candidate or candidates satisfy the criteria established pursuant to the charter and the guidelines for director candidates.

   Qualifications. The charter and guidelines developed by the Nominating Committee describe the minimum qualifications for nominees and the qualities or skills that are necessary for directors to possess. Each nominee:

   o must satisfy any legal requirements applicable to members of the Board of Directors;

   o must have business or professional experience that will enable such nominee to provide useful input to the Board of Directors in its deliberations;

   o must have a reputation, in one or more of the communities serviced by Asta and its subsidiaries, for honesty and ethical conduct;

   o must have a working knowledge of the types of responsibilities expected of members of the board of directors of a public company; and

   o must have experience, either as a member of the board of directors of another public or private company or in another capacity, that demonstrates the nominee's capacity to serve in a fiduciary position.

   Identification and Evaluation of Candidates for the Board. Candidates to serve on the Board of Directors will be identified from all available sources, including recommendations made by shareholders. The guidelines developed by the Nominating Committee provide that there will be no differences in the manner in which the Nominating Committee evaluates nominees recommended by shareholders and nominees recommended by the Committee or management, except that no specific process shall be mandated with respect to the nomination of any individuals who have previously served on the Board of Directors. The evaluation process for individuals other than existing Board members will include:

   o a review of the information provided to the Nominating Committee by the proponent;

   o a review of reference letters from at least two sources determined to be reputable by the Nominating Committee; and

   o a personal interview of the candidate,

together with a review of such other information as the Nominating Committee shall determine to be relevant.

   Third Party Recommendations. In connection with the 2004 Annual Meeting, the Nominating Committee did not receive any nominations from any shareholder or group of shareholders which owned more than 5% of the Company's Common Stock for at least one year.

                               PERFORMANCE GRAPH


   Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the securities Exchange Act of 1934, as amended, that might incorporate by reference this Proxy Statement, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

   The following graph compares the cumulative total shareholder return on our Common Stock since September 30, 1998, with the cumulative return for the NASDAQ Stock Market (US) Index and five stocks comprising our peer group index over the same period, assuming the investment of $100 on September 30, 1998, and the reinvestment of all dividends. We did not pay any dividends during this period.

                          [PERFORMANCE GRAPH OMITTED]

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                           AMONG ASTA FUNDING, INC.,
                    NASDAQ MARKET INDEX AND PEER GROUP INDEX


                        1998     1999      2000      2001      2002      2003
                        ----     ----      ----      ----      ----      ----
Asta Funding Inc.      100.00    399.94    836.24    1440.66   1583.77   3787.15
Peer Group Index       100.00    168.99    233.90      55.77     44.93    111.79
NASDAQ Market Index    100.00    161.77    221.30      90.67     72.95    111.90


                    ASSUMES $100 INVESTED ON SEPT. 30, 1998
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING SEPT. 30, 2003

                           COMPENSATION OF DIRECTORS


   Directors who are employees of the Company do not receive additional compensation for serving as directors. Each director who is not an employee of the Company received a fee of $15,000 for fiscal 2003 and will receive a fee of $16,000 for fiscal 2004 for serving as a member of the Board of Directors. In addition, each director who is not an employee of the Company receives an additional fee of $1,000 for attendance at each committee meeting not held on the date of a regular meeting of the Board of Directors. The Company reimburses each director for the expenses incurred in connection with attendance at such meetings.

   On November 3, 2003, the Company granted non-qualified stock options covering 35,000 shares of Common Stock to: Herman Badillo, Edward Celano, Harvey Leibowitz, and David Slackman at an exercise price of $14.87 per share. One-third of such options become exercisable on November 3, 2003, 2004 and 2005.


                             EXECUTIVE COMPENSATION

   The following table summarizes certain information relating to the compensation paid or accrued by the Company for services rendered during the fiscal years ended September 30, 2003, 2002 and 2001 with respect to the Company's Chief Executive Officer and each other executive officer whose total annual salary and bonus are $100,000 or more:


                           SUMMARY COMPENSATION TABLE



                                                                                                         LONG-TERM
                                                                                                        COMPENSATION
                                                                      ANNUAL COMPENSATION                AWARDS (1)
                                                            ----------------------------------------    ------------
                                                                                            OTHER        SECURITIES
                        NAME AND                                                           ANNUAL        UNDERLYING      ALL OTHER
                   PRINCIPAL POSITION                              SALARY     BONUS     COMPENSATION    OPTIONS/SARS   COMPENSATION
                   ------------------                      YEAR      ($)       ($)           ($)          (#) (2)         ($) (3)
                                                           ----    -------   -------    ------------    ------------   ------------
Gary Stern .............................................   2003    375,000   250,000         --            70,000          1,958
 President and Chief                                       2002    325,000   200,000         --                --          1,722
 Executive Officer                                         2001    300,000   200,000         --                            1,604
Mitchell Herman ........................................   2003    250,000   125,000         --            50,000            847
 Chief Financial Officer                                   2002    200,000   100,000         --                --            718
                                                           2001    175,000   100,000         --                --            694
Arthur Stern ...........................................   2003    275,000    50,000         --            70,000             --
 Chairman                                                  2002    225,000    50,000         --                --             --
                                                           2001    225,000    50,000         --                --             --

---------------
(1) The Company did not grant any stock appreciation rights, restricted stock awards or make any long-term incentive plan payout during the fiscal years ended September 30, 2003, 2002 or 2001.
(2) Comprised solely of incentive stock options and non-qualified stock options granted under the Company's 1995 Stock Option Plan. See "1995 Stock Option Plan."
(3)  Includes insurance premium amounts paid by the Company.

EMPLOYMENT AGREEMENTS

   Each of Gary Stern and Mitchell Herman has entered into an Employment Agreement with the Company, which commenced on October 1, 2001 and will continue until September 30, 2004. Arthur Stern entered into an Employment Agreement with the Company on November 11, 2003 which will continue until November 11, 2006. The Employment Agreements for Arthur Stern, Gary Stern and Mitchell Herman are collectively referred to as the "Employment Agreements."

   The Employment Agreements provide for base annual salaries of $450,000 and $300,000 for Messrs. Gary Stern and Herman, respectively, effective October 1, 2002. The Employment Agreement for Arthur Stern provides for a base annual salary of $300,000, effective November 11, 2003. Each of Messrs. Gary Stern, Arthur Stern and Herman may be granted annual bonuses in the discretion of the Board of Directors. If Messrs. Gary Stern's or Herman's employment with the Company is terminated for "Disability", "Cause" (as such terms are defined in the Employment Agreements) or upon death, the Company will pay either Messrs. Gary Stern or Herman or each of their respective estates, as the case may be, the base annual salary and other benefits under the Employment Agreement through the date of termination of employment. If Messrs. Gary Stern's or Herman's employment with the Company is terminated "Without Cause" (as such term is defined in the respective Employment Agreements), the Company will pay either Messrs. Gary Stern or Herman or each of their respective estates, as the case may be, the base annual salary and other benefits under the Employment Agreement for the earlier of 18 months after the date of termination of employment or until such time such employee becomes a full-time employee of another employer. If Arthur Stern's employment with the Company is terminated for "Cause" (as such term is defined in his Employment Agreement), the Company will pay Arthur Stern, the base annual salary and other benefits under the Employment Agreement through the date of termination of employment. If Arthur Stern's employment with the Company is terminated for "Disability" or "Without Cause" (as such terms are defined in the Employment Agreement), or upon death, the Company will pay Arthur Stern or his estate, the base annual salary and other benefits under the Employment Agreement for the remainder of the three year term.

   Each of the Employment Agreements contains certain non-competition covenants and confidentiality provisions. During the term of the Employment Agreements and for a period of 12 months after the date of termination of the Employment Agreements, or for such period as the Company will continue to pay Messrs.
Gary Stern, Arthur Stern or Herman, as the case may be, their base salary and other benefits under the Employment Agreements, Messrs. Gary Stern, Arthur Stern and Herman, as the case may be, will not, in any geographic area in which the Company does business as of the date of termination of such Employment Agreement, directly or indirectly, compete with or be engaged in the same business as the Company or its subsidiaries.


                               STOCK OPTION PLANS


1995 STOCK OPTION PLAN

   The 1995 Stock Option Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 1995 Stock Option Plan, which is included as an exhibit to the Company's reports filed with the SEC.

   The 1995 Stock Option Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

   The Company has 1,840,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan and 56,000 shares remain available as of August 10, 2004. As of August 10, 2004, approximately 101 of the Company's employees were eligible to participate in the 1995 Stock Option Plan. Future grants under the 1995 Stock Option Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after September 14, 2005.

2002 STOCK OPTION PLAN

   On March 5, 2002, the Board of Directors adopted the Asta Funding, Inc. 2002 Stock Option Plan (the "2002 Plan"), which plan was approved by the Company's stockholders on May 1, 2002. The 2002 Plan was adopted in order to attract and retain qualified directors, officers and employees of and consultants to the Company. The following description does not purport to be complete and is qualified in its entirety by reference to the full text of the 2002 Plan, which is included as an exhibit to the Company's reports filed with the SEC.

   The 2002 Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Code) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company.

   The Company has 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 854,167 were available as of August 10, 2004. As of August 10, 2004, approximately 101 of the Company's employees were eligible to participate in the 2002 Plan. Future grants under the 2002 Plan have not yet been determined. No option will vest more than ten years from the date of grant.

   The following tables summarize certain information relating to the grant of options to purchase Common Stock to the executive officers named in the Summary Compensation Table.


                   OPTION/SAR GRANTS IN LAST FISCAL YEAR (1)



                                                                     INDIVIDUAL GRANTS
                                                 ---------------------------------------------------------
                                                  NUMBER OF          TOTAL
                                                  SECURITIES     OPTIONS/ SARS
                                                  UNDERLYING       GRANTED TO     EXERCISE OF
NAME                                            OPTIONS/ SARS     EMPLOYEES IN    BASE PRICE    EXPIRATION
  ----                                           GRANTED (#)      FISCAL YEAR       ($/SH)         DATE
                                                -------------    -------------    -----------   ----------
Gary Stern ..................................       70,000(2)         36.8%         $14.87        11/3/13
Mitchell Herman .............................       50,000(2)         26.4%         $14.87        11/3/13
Arthur Stern ................................       70,000(2)         36.8%         $14.87        11/3/13

---------------
(1) The Company did not grant any stock appreciation rights to its executive officers in fiscal 2003.
(2) These options vest in three equal annual installments commencing November 3, 2003.


               AGGREGATED OPTION/SAR EXERCISE IN LAST FISCAL YEAR
                        AND FY-END OPTION/SAR VALUES (1)


                                                                                                       VALUE OF
                                                                  NUMBER OF SECURITIES                UNEXERCISED
                                                                 UNDERLYING UNEXERCISED              IN-THE-MONEY
                                                                      OPTIONS/SARS                   OPTIONS/SARS
                                                                    AT FY-END (#)(1)               AT FY-END ($)(2)
                            SHARES ACQUIRED       VALUE        ---------------------------    ---------------------------
  NAME                      ON EXERCISE (#)    REALIZED ($)   EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
  ----                      ---------------    ------------   -----------    -------------    -----------   -------------
Gary Stern ..............            --                --       562,000          64,000       $6,192,770       $524,340
Mitchell Herman .........        44,000(3)       $478,720        28,666          57,334       $  173,267       $438,544
Arthur Stern ............            --                --       233,000          34,000       $2,440,915       $276,240

---------------
(1)  The Company did not grant any stock appreciation rights.
(2) In accordance with SEC rules, values are calculated by subtracting the exercise price from the fair market value of the underlying Common Stock. For purposes of this table, fair market value is deemed to be $13.00, the fair market value of a share of Common Stock on September 30, 2003 (presumed to equal the last reported sale price of the Common Stock as reported on the Nasdaq National Market on such date).
(3) Mitchell Herman exercised 22,000 options in fiscal 2003 at an average exercise price of $4.23.

                      EQUITY COMPENSATION PLAN INFORMATION


   The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under the Company's 1995 Stock Option Plan and 2002 Stock Option Plan, as of
September 30, 2003. These plans were the Company's only equity compensation plans in existence as of September 30, 2003.


                                                                                                    (C)
                                                                                            NUMBER OF SECURITIES
                                                    (A)                                   REMAINING AVAILABLE FOR
                                           NUMBER OF SECURITIES            (B)             FUTURE ISSUANCE UNDER
                                             TO BE ISSUED UPON       WEIGHTED-AVERAGE       EQUITY COMPENSATION
                                                EXERCISE OF         EXERCISE PRICE OF         PLANS (EXCLUDING
PLAN CATEGORY                              OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN
  -------------                             WARRANTS AND RIGHTS    WARRANTS AND RIGHTS          COLUMN (A))
                                           --------------------    --------------------   -----------------------
Equity Compensation Plans
  Approved by Shareholders.............          1,109,500                $2.87                  1,482,000
Equity Compensation Plans Not
  Approved by Shareholders.............                 --                   --                         --
                                                 ---------                -----                  ---------
Total..................................          1,109,000                $2.87                  1,482,000
                                                 =========                =====                  =========



                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

   Pursuant to the rules adopted by the Securities and Exchange Commission, the following report regarding compensation policies as they affect the Company's executive officers is furnished to the stockholders of the Company. The Compensation Committee of the Board of Directors, consisting entirely of non-management directors, approves all policies under which compensation is paid or awarded to the Company's executive officers. During the fiscal year ended September 30, 2003, the Compensation Committee consisted of Herman Badillo
(the Chairman), David Slackman and Harvey Leibowitz.

 Compensation Philosophy

   The Company's executive compensation program is designed to attract and retain superior executive talent, to provide incentives and rewards to executive officers who will contribute to the long-term success of the Company and to closely align the interests of executives with those of the Company's stockholders. The principal elements of the Company's executive compensation program consist of: (i) a current compensation program, (ii) a set of standard benefits and (iii) a long-term benefit program.

   The Committee evaluates the level and adequacy of executive compensation through a process that includes an informal analysis of the compensation practices of similarly situated entities in the Company's peer group, as well as those of other receivables management and debt collection companies. The Committee does not rely on quantitative methods or mathematical formulas in setting compensation for a particular executive officer. Instead, the members of the Committee determine appropriate compensation levels after examining a number of factors, including the compensation practices in the competitive marketplace, the Company's historical performance and future prospects, the job responsibilities of each executive, the past and expected contributions of individual executives and other criteria deemed relevant by the Committee.

 Current Compensation Program

   The current compensation element focuses upon the executive officer's base salary and is designed to provide competitive reimbursement for services rendered. The Company has entered into employment agreements with each executive officer that specify minimum annual base salaries. See "Employment Agreements." Under these employment agreements, base salaries for the executive officers of the Company for 2004 will range from $300,000 to $450,000. The Committee believes these base salaries are market for comparable positions at peer companies. The executive officer's annual base salary may be increased as determined by the Board of Directors in its sole discretion.

 Standard Benefits

   The Company's standard benefit package consists primarily of the matching portion of the Company's 401(k) plan, health insurance benefits and eligibility for annual bonuses.

 401(k) Plan

   The Company maintains a 401(k) Retirement Plan covering all of its eligible employees. Matching contributions to the plan are made at the discretion of the Board of Directors each plan year.

 Annual Bonuses

   Pursuant to and during the term of their employment agreements, each of the executive officers shall be eligible to receive bonuses as determined by the Board of Directors of the Company in its sole discretion.

 Long-Term Benefit Program

   The Company's long-term benefit element is reflected in the grants and awards made pursuant to the Company's stock option plans. Stock options are designed to align the interests of the Company's executives more closely with those of the stockholders. The Company typically grants stock options at an exercise price equal to the fair market value of the Common Stock on the date of grant. These options generally vest in three equal annual installments (on the first, second and third anniversaries of the date of grant, provided that the optionee continues to be employed by the Company on such anniversary date) and are typically exercisable within ten years from the date of grant. The Committee believes that the granting of stock options provides powerful incentives for the creation of long-term value for the Company's stockholders as the full benefit of the stock options cannot be realized unless stock price appreciation occurs over a number of years. The Company's stock option plans are administered by the Compensation Committee, which has authority to determine eligibility, the types and sizes of options, the price and timing of options, and any vesting (including acceleration of vesting) of options.

 1995 Stock Option Plan

   The 1995 Stock Option Plan authorizes the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code of 1986, as amended) and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company. The Company has 1,840,000 shares of Common Stock authorized for issuance under the 1995 Stock Option Plan and 56,000 shares remain available as of August 10, 2004. As of August 10, 2004, approximately 101 of the Company's employees were eligible to participate in the 1995 Stock Option Plan. Future grants under the 1995 Stock Option Plan have not yet been determined. No option will vest more than ten years from the date of grant and no option may be granted after September 14, 2005.

 2002 Stock Option Plan

   The 2002 Stock Option Plan (the "2002 Plan") authorizes the granting of incentive stock options and non-qualified stock options to eligible employees of the Company, including officers and directors of the Company (whether or not employees) and consultants of the Company. The Company has 1,000,000 shares of Common Stock authorized for issuance under the 2002 Plan and 854,167 were available as of August 10, 2004. As of August 10, 2004, approximately 101 of the Company's employees were eligible to participate in the 2002 Plan. Future grants under the 2002 Plan have not yet been determined. No option will vest more than ten years from the date of grant.

 Compensation of the Chief Executive Officer

   As disclosed in the Company's annual report of Form 10-K for the year ended September 30, 2001, the Company entered into a five-year employment agreement with Gary Stern, the Company's Chief Executive Officer. See "Employment Agreements." Pursuant to that agreement, Mr. Stern received a base salary of $375,000 in 2003. Effective October 1, 2003, Mr. Stern's annual salary was increased to $450,000. Mr. Stern also received a cash bonus of $250,000 in 2003 under his employment agreement, which was slightly higher than the bonus paid to Mr. Stern in 2002. The higher bonus paid in 2003 reflected the Company's financial performance during the year as compared to 2002.

   The Committee considered the overall level of Mr. Stern's cash compensation appropriate in view of Mr. Stern's leadership of the Company through its evolution into a leading consumer receivables asset management company, the Company's balance sheet strength and Mr. Stern's contributions to the building of the Company's infrastructure and the increased capabilities and expertise of the senior management team put into place by Mr. Stern. The specific bases for the Committee's determinations regarding Mr. Stern's compensation in 2003 included his aggressive leadership, which resulted in the significant strengthening of the Company's balance sheet and the Company's competitive position, his role in completing the Company's July 2003 private offering, his commitment to the development and implementation of the Company's strategic plan, his contribution to the building of the Company's infrastructure and his contributions to the achievement of the Company's performance goals.

   This report is submitted on behalf of the Compensation Committee:

     Herman Badillo (Chairman)
     David Slackman
     Harvey Leibowitz

   The foregoing report of the Compensation Committee is not to be deemed "soliciting material" or deemed to be filed with the SEC or subject to Regulation 14A of the Securities Exchange Act of 1934, except to the extent specifically requested by the Company or incorporated by reference in documents otherwise filed.


       COMPLIANCE WITH SECTION 16 OF THE SECURITIES EXCHANGE ACT OF 1934


   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide the Company with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely upon a review of such reports furnished to the Company, the Company believes that all such Section 16(a) reporting requirements were timely fulfilled during the fiscal year ended September 30, 2003, except Herman Badillo exercised options on February 14, 2003 but filed a form 4 on March 4, 2003, and GMS Family Investors, LLC and Judith Feder crossed the 10% threshold on May 30, 2003 but filed a form 3 on July 1, 2003. These late filings were inadvertent, and the required filings were made promptly after noting the failures to file.


                       CERTAIN RELATED PARTY TRANSACTIONS

   From time to time Group makes advances to the Company. During the year ended September 30, 2003, Group did not make any advances the Company and its subsidiaries.

   The Company has employment agreements with certain of its executive officers. See "Executive Compensation -- Employment Agreements".

   In the future, transactions with officers, directors and affiliates of the Company are anticipated to be minimal and will be approved by a majority of the Board of Directors, including a majority of the disinterested members of the Board of Directors, and will be made on terms no less favorable to the Company than could be obtained from unaffiliated third parties.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES TO THE BOARD OF DIRECTORS DESCRIBED ABOVE IN PROPOSAL ONE.


                             STOCKHOLDER PROPOSALS


   SEC regulations permit shareholders to submit proposals for consideration at annual meetings of shareholders. Any such proposals for the Company's Annual Meeting of Shareholders to be held in 2005 must be submitted to the Company on or before May 4, 2005, and must comply with applicable regulations of the SEC in order to be included in proxy materials relating to that meeting. If a shareholder notifies the Company after July 18, 2005, of an intent to present a proposal at the Company's Annual Meeting of Shareholders to be held in 2005, the Company will have the right to exercise its discretionary voting authority with respect to such proposal, if presented at the meeting, without including information regarding such proposal in its proxy materials.

   The Board of Directors has established a procedure that enables shareholders to communicate in writing with members of the Board of Directors. Any such communication should be addressed to the Company's Secretary and should be sent to such individual c/o Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632. Any such communication must state, in a conspicuous manner, that it is intended for distribution to the entire Board of Directors. Under the procedures established by the Board of Directors, upon the Secretary's receipt of such a communication, the Company's Secretary will send a copy of such communication to each member of the Board of Directors, identifying it as a communication received from a shareholder. Absent unusual circumstances, at the next regularly scheduled meeting of the Board of Directors held more than two days after such communication has been distributed, the Board of Directors will consider the substance of any such communication.

   Pursuant to a policy adopted by the Board, Board members are required to attend the Company's annual meeting of shareholders. Each of the members of the Board of Directors, except for Mitchell Herman, attended the Company's 2003 annual meeting of shareholders.


                                 OTHER MATTERS

   The Board of Directors does not know of any matters, other than those referred to in the accompanying Notice of the Annual Meeting, to be presented at the Meeting for action by the stockholders. However, if any other matters are properly brought before the Meeting or any adjournments thereof, it is intended that votes will be cast with respect to such matters, pursuant to the proxies, in accordance with the best judgment of the person acting under the proxies.

   The Company will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended
September 30, 2003 (as filed with the SEC), including the financial statements thereto, and a copy of the Company's Quarterly Report on Form 10-Q for the quarter ended June 30, 2004. All such requests should be directed to the Secretary of Asta Funding, Inc., 210 Sylvan Avenue, Englewood Cliffs, New Jersey 07632.

                                        By Order of the Board of Directors

                                        /s/ Mitchell Herman

                                        Mitchell Herman, Secretary


   A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2003 (EXCLUDING EXHIBITS) AND A COPY OF THE COMPANY'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED JUNE 30, 2004, ACCOMPANY THIS PROXY STATEMENT. THESE REPORTS ARE NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL
OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                                                      EXHIBIT A

                               ASTA FUNDING, INC.
                            AUDIT COMMITTEE CHARTER


I. STATEMENT OF POLICY

   The Audit Committee shall assist the Board of Directors (the "Board") of Asta Funding, Inc. ("Asta") in fulfilling its oversight responsibility by reviewing the accounting and financial reporting processes of Asta and its subsidiaries (collectively, the "Company"), the Company's system of internal controls regarding finance, accounting, legal compliance and ethics, and the audits of the Company's financial statements. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communications among the Company's Board of Directors, outside auditors and senior management. The Audit Committee's primary responsibilities and duties are:

   o Serve as an independent and objective party to monitor the Company's financial reporting process, internal control system and disclosure control system.

   o Review and appraise the audit efforts of the Company's independent accountants.

   o Assume direct responsibility for the appointment, compensation, retention and oversight of the work of the outside auditors and for the resolution of disputes between the outside auditors and the Company's management regarding financial reporting issues.

   o Provide an open avenue of communication among the independent accountants, financial and senior management and the Board.

   The Audit Committee will primarily fulfill these responsibilities by carrying out the activities identified in Section IV of this Charter.

   The Company shall be responsible for the providing the Audit Committee with appropriate funding, as determined by the Audit Committee, in order to compensate the outside auditors and advisors engaged by or employed by the Audit Committee.

II.   COMPOSITION OF THE AUDIT COMMITTEE

   The Audit Committee shall consist of at least three "independent" Directors of Asta and shall serve at the pleasure of the Board. An "independent" Director is defined as an individual who (a) is not an officer or salaried employee or an affiliate of the Company, (b) does not have any relationship that, in the opinion of the Board, would interfere with his or her exercise of independent judgment as an Audit Committee member, (c) meets the independence requirements of the Securities and Exchange Commission (the "SEC") and the Nasdaq Stock Market or such other securities exchange or market on which Asta's securities are traded and (d) except as permitted by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which Asta's securities are traded, does not accept any consulting, advisory or other compensatory fee from the Company.

   At least one member of the Audit Committee shall be a "financial expert" as defined by the SEC and the Nasdaq Stock Market or such other securities exchange or market on which Asta's securities are traded. Each Audit Committee member must be able to read and understand financial statements, including a balance sheet, income statement, and cash flow statement.

   The members of the Audit Committee shall be designated by the full Board from time to time. The Board shall designate one member of the Audit Committee to serve as chairperson of the committee.

III.  MEETINGS AND MINUTES

   The Audit Committee shall meet at least quarterly, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities. The Audit Committee shall maintain minutes of each meeting of the Audit Committee and shall report the actions of the Audit Committee to the Board, with such recommendations as the Audit Committee deems appropriate.

IV.   RESPONSIBILITIES AND DUTIES OF THE AUDIT COMMITTEE

   The Audit Committee shall oversee and monitor the Company's accounting and financial reporting process, internal control system and disclosure control system, review the audits of the Company's financial statements and review and evaluate the performance of the Company's outside auditors. In fulfilling these duties and responsibilities, the Audit Committee shall take the following actions, in addition to performing such functions as may be assigned by law, the Company's certificate of incorporation, the Company's bylaws or the Board.

      1. The Audit Committee shall assume direct responsibility for the appointment, retention and oversight of the work of the outside auditors and, when appropriate, the replacement of the outside auditors. As part of the audit process, the Audit Committee shall meet with the outside auditors to discuss and decide the audit's scope. The Audit Committee shall determine that the outside audit team engaged to perform the external audit consists of competent, experienced, auditing professionals. The Audit Committee shall also review and approve the compensation to be paid to the outside auditors and shall be authorized to compensate the outside auditors.

      2. The Audit Committee shall take, or recommend that the full Board take, appropriate action to ensure the independence of the outside auditors. The Audit Committee shall require the outside auditors to advise the Company of any fact or circumstances that might adversely affect the outside auditors' independence or judgment with respect to the Company under applicable auditing standards. The Audit Committee shall require the outside auditors to submit, on an annual basis, a formal written statement setting forth all relationships between the outside auditors and the Company that may affect the objectivity and independence of the outside auditors. Such statement shall confirm that the outside auditors are not aware of any conflict of interest prohibited by Section 10A(l) of the Securities Exchange Act of 1934 (the "Exchange Act"). The Audit Committee shall actively engage in a dialogue with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.

      3. The Audit Committee shall require the outside auditors to advise the Audit Committee in advance in the event that the outside auditors intend to provide any professional services to the Company other than services provided in connection with an audit or a review of the Company's financial statements ("non-audit services"); provided that such non-audit services are not listed in Section 10A(g) of the Exchange Act ("prohibited services"). The Audit Committee shall approve, in advance, any non-audit services to be provided to the Company by the Company's outside auditing firm.

      4. The Audit Committee shall obtain confirmations from time to time from the Company's outside auditing firm that such firm is not providing to the Company (i) any prohibited services, or (ii) any other non-audit service or any auditing service that has not been approved in advance by the Audit Committee. The Audit Committee shall have the authority to approve the provision of non-audit services that have not been pre-approved by the Audit Committee, but only to the extent that such non-audit services qualify under the de minimus exception set forth in Section 10A(i)(1)(B) of the Exchange Act. The Audit Committee shall record in its minutes and report to the Board all approvals of non-audit services granted by the Audit Committee.

      5. The Audit Committee shall meet with the outside auditors, with no management in attendance, to openly discuss the quality of the Company's accounting principles as applied in its financial reporting, including issues such as (a) the appropriateness, not just the acceptability, of the accounting principles and financial disclosure practices used or proposed to be used by the Company, (b) the clarity of the Company's financial disclosures and (c) the degree of aggressiveness or conservatism that exists in the Company's accounting principles and underlying estimates and other significant decisions made by the Company's management in preparing the Company's financial disclosures. The Audit Committee shall then meet, without operating management or the outside auditors being present, to discuss the information presented to it.

      6. The Audit Committee shall meet with the outside auditors and management to review the Company's quarterly reports on Form 10-Q and annual report on Form 10-K and discuss any significant adjustments, management judgments and accounting estimates and any significant new accounting policies before such forms are filed with the SEC. The Audit Committee shall require the outside auditors to report to the Audit Committee all critical accounting policies and practices to be used, all alternative treatments of financial information within generally accepted accounting principles that have been discussed with the Company's management, ramifications of the use of such alternative disclosures and treatments, the treatments preferred by the outside auditors and other material written communications between the outside auditors and the Company's management, including management's letters and schedules of unadjusted differences.

      7. Upon the completion of the annual audit, the Audit Committee shall review the audit findings reported to it by the outside auditors, including any comments or recommendations of the outside auditors, with the entire Board.

      8. The Audit Committee shall review all reports received from the federal and state regulatory authorities and assure that the Board is aware of the findings and results. In addition, it will meet with the appropriate members of senior management designated by the Audit Committee to review the responses to the respective regulatory reports.

      9. The Audit Committee shall consider and review with management: (a) significant findings during the year and management's responses thereto, including the status of previous audit recommendations and (b) any difficulties encountered in the course of their audits, including any restrictions on the scope of activities or access to required information.

      10. The Audit Committee shall consider and approve, if appropriate, changes to the Company's auditing and accounting principles and practices, as suggested by the outside auditors or management, and the Audit Committee shall review with the outside auditors and management the extent to which such changes have been implemented (to be done at an appropriate amount of time prior to the implementation of such changes as decided by the Audit Committee).

      11. The Audit Committee shall prepare a letter for inclusion in the Company's proxy statement describing the discharge of the Audit Committee's responsibilities.

      12. The Audit Committee will review and update this Charter periodically, at least annually, and as conditions may dictate. The Audit Committee Charter shall be presented to the full Board for its approval of any changes.

      13. Commencing on such date as Section 102(a) of the Sarbanes-Oxley Act of 2002 (the "Act") becomes effective, the Audit Committee shall obtain confirmation from the outside auditors at the commencement of each audit that such firm is a "registered public accounting firm" as such term is defined under the Act.

      14. The Audit Committee shall have the authority to engage independent counsel and other advisers as it determines necessary to perform its duties.

      15. The Audit Committee shall establish procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

      16. The Audit Committee shall investigate or consider such other matters within the scope of its responsibilities and duties as the Audit Committee may, in its discretion, determine to be advisable.

                                                                      EXHIBIT B

                               ASTA FUNDING, INC.
                          NOMINATING COMMITTEE CHARTER


PURPOSE OF THE NOMINATING COMMITTEE

   The purpose of the Nominating Committee is:

   o to identify qualified individuals for membership on the Company's board of directors; and

   o to recommend to the board the director nominees for election at the next annual meeting of stockholders.

MEMBERSHIP OF THE NOMINATING COMMITTEE

   The Nominating Committee:

   o shall consist of not less than three members of the board of directors, the exact number to be established by the board of directors from time to time;

   o members shall consist solely of individuals who meet the independence standards set forth in Securities and Exchange Commission rules and in the listing standards applicable to the Company; and

   o members shall be appointed and may be removed by the board of directors.

DUTIES OF THE NOMINATING COMMITTEE

   The Nominating Committee shall:

   o establish general criteria for identifying and selecting individuals who may be nominated for election to the board of directors, which criteria shall

     o reflect, at a minimum, all applicable laws, rules, regulations and listing standards applicable to the Company, and

     o include, without limitation, a potential candidate's experience, areas of expertise and other factors relative to the overall composition of the board of directors;

   o annually review the size, composition and needs of the board of directors and make recommendations to the board;

   o recommend to the board of directors the director nominees for election at the next annual meeting of stockholders;

   o consider and recommend candidates for appointment to the board to the extent vacancies arise between annual meetings of stockholders;

   o consider director candidates submitted by stockholders, in accordance with guidelines developed by the Nominating Committee; and

   o annually review the Nominating Committee charter and recommend to the board any changes it deems necessary or desirable.

MEETINGS OF THE NOMINATING COMMITTEE

   The Nominating Committee shall meet as often as necessary to carry out its responsibilities, but not less than once each year. At the discretion of the chairperson of the Nominating Committee, but at least once each year, the members of the Nominating Committee shall meet in executive session, without any members of management present.

ADDITIONAL AUTHORITY OF THE NOMINATING COMMITTEE

   The Nominating Committee shall have the authority to do the following, in its discretion, to the extent it deems appropriate in carrying out its duties under this Charter:

   o delegate any of its responsibilities to a subcommittee or subcommittees;
     and

   o retain outside counsel and other advisors.

                                     PROXY
                               ASTA FUNDING, INC.

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
    FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON SEPTEMBER 30, 2004

         The undersigned hereby appoints Gary Stern and Mitchell Herman, and each of them, attorneys and proxies with power of substitution, to vote for and on behalf of the undersigned at the Asta Funding, Inc. (the "Company") Annual Meeting of Stockholders to be held on September 30, 2004 and at any adjournments or postponements thereof (the "Meeting"), upon the following matters and upon any other business that may properly come before the Meeting, as set forth in the related Notice of Meeting and Proxy Statement, both of which have been received by the undersigned.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE BOARD'S NOMINEES FOR DIRECTOR.

                (Continued and to be signed on the reverse side)

ANNUAL MEETING OF STOCKHOLDERS OF
ASTA FUNDING, INC.
September 30, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

Please detach along perforated line and mail in the envelope provided.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE |X|

1. Election of Directors:

                                 NOMINEES:
                                 ---------

|_| FOR ALL NOMINEES             O Gary Stern
                                 O Arthur Stern

|_| WITHHOLD AUTHORITY           O Herman Badillo
    FOR ALL NOMINEES             O David Slackman
                                 O Edward Celano
|_| FOR ALL EXCEPT
    (See instructions below)     O Harvey Leibowitz
                                 O Alan Rivera
                                 O Louis A. Piccolo

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark
             "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: O
--------------------------------------------------------------------------------
                                                                         ____
To change the address on your account, please check the box at right     |   |
and indicate your new address in the address space above. Please note    |   |
that changes to the registered name(s) on the account may not be         |___|
submitted via this method.


In their discretion, the above named proxies are authorized to vote upon such other business as may properly come before the meetintg or any adjournment thereof and upon matters incident to the conduct of the meeting.

THIS PROXY WILL BE VOTED AS DIRECTED. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE DIRECTOR NOMINEES NAMED IN NAMED AT LEFT, OR IF ANY ONE OR MORE OF THE NOMINEES BECOMES UNAVAILABLE, FOR ANOTHER NOMINEE OR OTHER NOMINEES TO BE SELECTED BY THE BOARD OF DIRECTORS.

Please sign this proxy and return it promptly whether or not you expect to attend this Meeting. You may nevertheless vote in person if you attend.


Signature of Stockholder_____________________________________  Date:___________

Signature of Stockholder_____________________________________  Date:___________

NOTE: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.